UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of the
Securities Exchange act of 1934

Commission File No. 000-53388

Date of report (Date of earliest event reported): November 8, 2010

FREEDOM ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or jurisdiction of incorporation or organization)	27-3218629 (I.R.S. Employer Identification No.)
-----------------------------

11372 United Way, Orlando, Florida 32824
(Address of principal executive offices)       (Zip Code)

7380 West Sand Lake Road, Suite 543, Orlando, FL  32819
(Previous principal executive offices)

Registrant's telephone number, including area code
 (407) 905-5000

(407) 658-6100
(Previous Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report,  the terms "we",  "us",  "our",  "our company," or "the Corporation" refers to Freedom Environmental Services, Inc.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 4.01 Changes in Registrant's Certifying Accountant.

On November 6, 2010, Averett, Warmus, Durkee, Osborn, Hennings, CPAs ("AWDOH") was appointed as the independent registered public accounting firm for Freedom Environmental Services, Inc., commencing immediately, and Tarvaran, Askelson & Company ("TAC") was dismissed as the independent auditors for the Company as of November 5, 2010. TAC was engaged on May 13, 2009.  The decision to dismiss TAC was approved by the Board of Directors on November 5, 2010.

The report of TAC on the financial statements for year ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles except for the following:

“The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed further in Note 2, the Company has incurred significant losses.  The Company's viability is dependent upon its ability to obtain future financing and the success of its future operations.  These factors raise substantial doubt about the Company's ability to continue as a going concern.  Management's plan in regard to these matters is also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

 During the Company's one most recent completed fiscal years and through the date of dismissal, there were no disagreements with TAC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of TAC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports with respect to the financial statements of the Company.

During the Company's one most recent completed fiscal years and through the date of dismissal, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company.

During the Company's two most recent completed fiscal years and through the date of engagement, the Company did not consult with AWDOH with respect to the Company regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K) or a "reportable event" (as such term is described in Item 304(a)(1)(v) of Regulation S-K), or (iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has furnished a copy of this Report to TAC and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from TAC will be submitted when amended as Exhibit 16.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Corporation established and designates the rights and preferences of a Series A Convertible Preferred Stock, and reserves 5,000,000 shares of preferred stock against its issuance.

Voting Rights. Except as otherwise provided herein and as otherwise required by law, each share of the Preferred Stock shall have 300 votes on all matters presented to be voted by the holders of common stock.

Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the current value per share (based on the consideration paid or valued upon initial receipt of the Preferred Stock) plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.  A Change of Control Transaction shall not be treated as Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each record Holder.

Conversions at Option of Holder. Each share of Preferred Stock shall be convertible into that number of shares of Common Stock (subject to the limitations set forth in Section 5(c)) determined by issuing one (1) share of Common Stock of the Corporation for every share of Preferred Stock converted, at the option of the Holder, at any time and from time to time from and after the Original Issue Date. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion to the Corporation by facsimile (the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.  To effect conversions, as the case may be, of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case the Holder shall deliver the certificate representing such share of Preferred Stock promptly following the Conversion Date at issue.  Shares of Preferred Stock converted or redeemed in accordance with the terms hereof shall be canceled and may not be reissued.

Delivery of Certificate Upon Conversion. Not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver to the Holder (A) a certificate or certificates which, after the Effective Date, shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement)

representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Corporation shall immediately return the certificates representing the shares of Preferred Stock tendered for conversion.

Item 8.01 Other Events.

The Company entered into an Asset Purchase Agreement on July 17, 2010 by and between the Company and Brownies Wastewater Solutions, Inc. and B & P Environmental Services, LLC.  The Company has established traditional banking relationships and has fully satisfied all of the terms and conditions of the Asset Purchase Agreement.  In addition, it has satisfied Securities Fortress, LLC. outstanding note, including accrued interest, and all Uniform Commercial Code requirements have been released and returned to the Company.   Subsequent to the Asset Purchase Agreement, B & P Environmental Services, LLC is no longer an operating company in the State of Florida.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

3.1              Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock
16.1            Letter from Tarvaran, Askelson & Company*

*Will be provided with amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FREEDOM ENVIRONMENTAL SERVICES, INC.

Date November 10, 2010	By: /s/ Michael Borish
Michael Borish
Chief Executive Officer, President,
Secretary, and Sole Director